POWER OF ATTORNEY

	KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an officer of Cigna
Corporation, a Delaware corporation ("Cigna"), hereby makes, designates, constitutes and appoints NICOLE S. JONES, JOHN M. LIMONGELLI and AMY RHOADES,
each acting individually, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in the undersigned's capacity as an officer of Cigna for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934,
both as amended, of the execution and delivery of Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, Forms 144
in accordance with Rule 144 promulgated under the Securities Act of 1933 and any and all other documents related thereto (including, but not limited to,
Seller's Representation Letters) and to take further action as they, or any of them, deem appropriate in connection with the foregoing.

	Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such amendments, qualifications and notifications; to execute and deliver any and all such other documents; and to take further action as they, or any of them, deem appropriate in connection with the foregoing.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.

	The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney shall remain in full force and effect until the undersigned no longer has responsibilities relating to Section 16 of the Securities Exchange Act of 1934 or Rule 144 promulgated under the Securities
  Act of 1933 with respect to the undersigned's beneficial ownership of securities of Cigna, unless earlier revoked by the undersigned in a signed writing to each such attorney in fact.

	IN WITNESS WHEREOF, the undersigned has executed this document as of the 10th day of January, 2014.



/s/ Mark L. Boxer
Mark L. Boxer